Exhibit 32.1
CERTIFICATIONS

PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY

ACT OF 2002
In connection with

the Annual Report

on Form 10-K for

the year ended

December 31, 2022 of

Everest Re

Group,
Ltd.,

a company

organized

under the

laws of

Bermuda (the

“Company”), filed

with the

Securities and

Exchange
Commission on the date

hereof (the “Report”), the undersigned

hereby certify,

pursuant to 18

U.S.C. ss. 1350, as
enacted by section 906 of the Sarbanes-Oxley Act of 2002, that:
1.

The

Report

fully

complies

with

the

requirements

of

section

13(a)

or

15(d)

of

the

Securities
Exchange Act of 1934, and
2.

The

information

contained

in

the

Report

fairly

presents,

in

all

material

respects,

the

financial
condition and results of operations

of the Company.
February 24, 2023
/S/ JUAN C. ANDRADE
Juan C. Andrade
President and
Chief Executive Officer
/S/ MARK KOCIANCIC
Mark Kociancic
Executive Vice President and
Chief Financial Officer